Exhibit 99.2

scansource

Fiscal First Quarter

2024 Earnings

"Strong cash flow and Intelisys growth are the hallmarks of our first quarter. Our business fundamentals remain strong in a softer revenue environment."

Mike Baur

Chairman and CEO, ScanSource, Inc.

Key Highlights

- **Achieved Significant Cash Flow in Q1**
- **Benefit from Diverse Ecosystem of Partners**
- **Intelisys Growth Opportunity is Compelling**

Net Sales and Gross Profit Reflect Mixed Demand

Consolidated	Specialty Technology Solutions Segment	Modern Communications & Cloud Segment
Net Sales -7% Y/Y $876M	**STS, Net Sales** -12% Y/Y $510M	**MC&C, Net Sales** 0% Y/Y $367M
Gross Profit -6% Y/Y $107M, 12.2% margin	**STS, Gross Profit** -16% Y/Y $49M, 9.7% margin	**MC&C, Gross Profit** +4% Y/Y $57M, 15.6% margin

© ScanSource 2022

Operating Metrics

$0.61 per share
GAAP Diluted EPS
-35% Y/Y

$34.9M, -23%Y/Y
Adjusted EBITDA*
3.98%
Adjusted EBITDA Margin*

$94M QTR
Operating Cash Flow
$91M QTR
Free Cash Flow*

$0.74 per share
Non-GAAP Diluted EPS*
-31% Y/Y

1.2x
Net Debt to TTM Adjusted EBITDA

11.0%
Adjusted ROIC*
No Q1 share repurchases

Fiscal Year 2024 Annual Outlook updated November 9, 2023

Net Sales
At least $3.8 billion

Adjusted EBITDA
At least $170 million

Free Cash Flow
At least $200 million

Mid-Term Goals Mid-term: 3-to-4-year time frame

Net Sales Growth per year	Adjusted EBITDA Margin	Adjusted ROIC	Recurring Revenue as % of Gross Profits
5%-7.5%	4.5%-5%	Mid Teens	Building to 30%+

Focused Execution of Value Creation Strategy

- A repositioned company – Innovative hybrid distributor
- Building on specialized technologies
- Differentiated market position
- Attractive financial profile
- Delivering long-term sustainable growth

* Non-GAAP measure; adjusted ROIC represents return on invested capital
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's first quarter fiscal year 2024 news release issued on November 9, 2023, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2022

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY24 outlook, mid-term goals, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, economic weakness and inflation, risk to our business from a cyberattack, a failure of our IT systems, failure to hire and retain quality employees, loss of our major customers, relationships with our key suppliers and customers or a termination or a modification of the terms under which we operate with these key suppliers and customers, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2023, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP SG&A expenses, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 3

ScanSource, Inc.
Earnings Infographic
Q1 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary

($ in thousands, except per share data)

	Q1 FY24	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 876,305	$ 947,149	$ 885,519	$1,011,241	$ 943,813	(7)%	(7)%
Gross profit	$ 106,508	$ 108,659	$ 111,762	$ 115,334	$ 113,485	(2)%	(6)%
Gross profit margin %	*12.2 %*	*11.5 %*	*12.6 %*	*11.4 %*	*12.0 %*	*68 bp*	*13 bp*
SG&A expenses	$ 75,436	$ 74,358	$ 70,669	$ 69,074	$ 71,593	1%	5%
Operating income	$ 24,084	$ 27,289	$ 34,279	$ 39,432	$ 34,888	*(12)%*	*(31)%*
Operating income margin %	*2.75 %*	*2.88 %*	*3.87 %*	*3.90 %*	*3.70 %*	*(13) bp*	*(95) bp*
Net income	$ 15,432	$ 17,095	$ 21,221	$ 25,734	$ 24,042	*(10)%*	*(36)%*
Diluted EPS	$ 0.61	$ 0.68	$ 0.83	$ 1.01	$ 0.94	*(10)%*	*(35)%*
Select reported Non-GAAP measures: [(a)]							
Non-GAAP operating income	$ 28,478	$ 31,346	$ 38,449	$ 40,724	$ 39,129	(9)%	(27)%
Non-GAAP operating income margin %	*3.25 %*	*3.31 %*	*4.34 %*	*4.03 %*	*4.15 %*	*(6) bp*	*(90) bp*
Non-GAAP net income	$ 18,728	$ 18,121	$ 24,330	$ 26,941	$ 27,203	3%	(31)%
Non-GAAP diluted EPS	$ 0.74	$ 0.72	$ 0.96	$ 1.06	$ 1.07	3%	(31)%
Adjusted EBITDA	$ 34,919	$ 40,199	$ 45,656	$ 48,815	$ 45,275	(13)%	(23)%
Adjusted EBITDA margin %	*3.98 %*	*4.24 %*	*5.16 %*	*4.83 %*	*4.80 %*	*(26) bp*	*(81) bp*
Adjusted ROIC	11.0 %	12.9 %	14.6 %	15.6 %	15.6 %	(190) bp	(460) bp
Operating cash flow (QTR)	$ 93,533	$ (15,261)	$ 54,837	$ (26,885)	$ (48,459)	**nm*	**nm*
Less: Capital expenditures	$ (2,315)	$ (3,431)	$ (2,286)	$ (2,504)	$ (684)	*(33)%*	*32%*
Free cash flow (QTR) (Non-GAAP)	$ 91,218	$ (18,692)	$ 52,551	$ (29,389)	$ (49,143)	**nm*	**nm*
Free cash flow (TTM) (Non-GAAP)	$ 95,688	$ (44,673)	$ (108,189)	$ (131,715)	$ (122,299)	**nm*	**nm*

[(a)] See pages 11 through 12 for the calculation of non-GAAP measures and reconciliations to GAAP measures.

**nm - percentages are not meaningful*

scansource.com 4 November 9, 2023

ScanSource, Inc.
Earnings Infographic
Q1 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q1 FY24	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23	Q/Q	Y/Y
Net sales	$ 509,570	$ 561,501	$ 565,652	$ 627,548	$ 576,329	(9)%	(12)%
Gross profit	$ 49,183	$ 51,440	$ 57,664	$ 56,732	$ 58,404	(4)%	(16)%
Gross profit margin %	*9.7 %*	*9.2 %*	*10.2 %*	*9.0 %*	*10.1 %*	*49 bp*	*(48) bp*
GAAP operating income	$ 11,872	$ 14,343	$ 19,811	$ 19,682	$ 21,852	(17)%	(46)%
GAAP operating income %	*2.33 %*	*2.55 %*	*3.50 %*	*3.14 %*	*3.79 %*	*(22) bp*	*(146) bp*
Add: Intangible amortization expense	$ 1,261	$ 1,261	$ 1,266	$ 1,266	$ 1,341	—%	(6)%
Non-GAAP operating income	$ 13,133	$ 15,604	$ 21,077	$ 20,948	$ 23,193	*(16)%*	*(43)%*
Non-GAAP operating income %	*2.58 %*	*2.78 %*	*3.73 %*	*3.34 %*	*4.02 %*	*(20) bp*	*(145) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 11,872	$ 14,343	$ 19,811	$ 19,682	$ 21,852	(17)%	(46)%
Plus:							
Depreciation expense	1,931	1,954	1,862	1,873	1,941	*(1)%*	(1)%
Intangible amortization expense	1,261	1,261	1,266	1,266	1,341	—%	(6)%
Interest income	164	776	354	194	321	(79)%	(49)%
Other income/(expense), net	(132)	(40)	(54)	71	(125)	**nm*	*nm
EBITDA	15,096	18,294	23,239	23,086	25,330	(17)%	(40)%
Adjustments:							
Share-based compensation expense	1,512	1,586	1,867	2,203	1,556	(5)%	(3)%
Adjusted EBITDA (non-GAAP)	$ 16,608	$ 19,880	$ 25,106	$ 25,289	$ 26,886	*(16)%*	*(38)%*
Adjusted EBITDA (non-GAAP) %	*3.26 %*	*3.54 %*	*4.44 %*	*4.03 %*	*4.67 %*	*(28) bp*	*(141) bp*

**nm - percentages are not meaningful*

scansource.com 5 November 9, 2023

ScanSource, Inc.
Earnings Infographic
Q1 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q1 FY24	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23	Q/Q	Y/Y
Net sales	$ 366,735	$ 385,648	$ 319,867	$ 383,693	$ 367,484	(5)%	—%
Gross profit	$ 57,325	$ 57,219	$ 54,098	$ 58,602	$ 55,081	—%	4%
Gross profit margin %	*15.6 %*	*14.8 %*	*16.9 %*	*15.3 %*	*15.0 %*	*80 bp*	*60 bp*
GAAP operating income	$ 12,413	$ 14,406	$ 14,468	$ 19,750	$ 13,036	(14)%	(5)%
GAAP operating income %	3.38 %	3.74 %	4.52 %	5.15 %	3.55 %	*(36) bp*	*(17) bp*
Add: Intangible amortization expense	$ 2,932	$ 2,924	$ 2,904	$ 2,884	$ 2,900	—%	1%
Add: Tax recovery[(a)]	$ —	$ (128)	$ —	$ (2,858)	$ —	*nm	*nm
Non-GAAP operating income	$ 15,345	$ 17,202	$ 17,372	$ 19,776	$ 15,936	(11)%	(4)%
Non-GAAP operating income %	*4.18 %*	*4.46 %*	*5.43 %*	*5.15 %*	*4.34 %*	*(30) bp*	*(10) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 12,413	$ 14,406	$ 14,468	$ 19,750	$ 13,036	(14)%	(5)%
Plus:							
Depreciation expense	1,093	1,117	1,042	1,034	1,046	(2)%	4%
Intangible amortization expense	2,932	2,924	2,904	2,884	2,900	—%	1%
Interest income	1,161	1,309	1,356	1,834	1,269	(11)%	*(9)%*
Other income/(expense), net	(549)	(309)	(307)	(280)	(623)	*nm	*nm
EBITDA	17,050	19,447	19,463	25,222	17,628	(12)%	(3)%
Adjustments:							
Share-based compensation expense	1,258	1,000	1,087	1,161	760	26%	66%
Tax recovery[(a)]	—	(128)	—	(2,858)	—	*nm	*nm
Adjusted EBITDA (non-GAAP)	$ 18,308	$ 20,319	$ 20,550	$ 23,525	$ 18,388	(10)%	—%
Adjusted EBITDA (non-GAAP) %	*4.99 %*	*5.27 %*	*6.42 %*	*6.13 %*	*5.00 %*	*(28) bp*	*(1) bp*

[(a)] Recovery of prior period withholding taxes in Brazil

**nm - percentages are not meaningful*

scansource.com 6 November 9, 2023

ScanSource, Inc.
Earnings Infographic
Q1 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

($ in thousands)

Net Sales by Segment:

	Q1 FY24	Q1 FY23	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 509,570	$ 576,329	(11.6)%
Foreign exchange impact (a)	(934)	—	
Net sales, constant currency (non-GAAP)	$ 508,636	$ 576,329	(11.7)%
Modern Communications & Cloud:			
Net sales, as reported	$ 366,735	$ 367,484	(0.2)%
Foreign exchange impact (a)	(4,677)	—	
Net sales, constant currency (non-GAAP)	$ 362,058	$ 367,484	(1.5)%
Consolidated:			
Net sales, as reported	$ 876,305	$ 943,813	(7.2)%
Foreign exchange impact (a)	(5,611)	—	
Net sales, constant currency (non-GAAP)	$ 870,694	$ 943,813	(7.7)%

Net Sales by Geography:

	Q1 FY24	Q1 FY23	% Change
United States and Canada:			
Net sales, as reported	$ 791,000	$ 859,538	(8.0)%
International:			
Net sales, as reported	$ 85,305	$ 84,275	1.2 %
Foreign exchange impact (a)	(5,611)	—	
Net sales, constant currency (non-GAAP)	$ 79,694	$ 84,275	(5.4)%
Consolidated:			
Net sales, as reported	$ 876,305	$ 943,813	(7.2)%
Foreign exchange impact (a)	(5,611)	—	
Net sales, constant currency (non-GAAP)	$ 870,694	$ 943,813	(7.7)%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended September 30, 2023 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended September 30, 2022.

scansource.com 7 November 9, 2023

ScanSource, Inc.
Earnings Infographic
Q1 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)

	Q1 FY24	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23
Adjusted return on invested capital (ROIC), annualized (a)	**11.0 %**	**12.9 %**	**14.6 %**	**15.6 %**	**15.6 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 15,432	$ 17,095	$ 21,221	$ 25,734	$ 24,042
Plus:					
Interest expense	5,585	5,564	5,715	5,060	3,448
Income taxes	3,715	6,367	8,692	10,458	8,241
Depreciation and amortization	7,217	7,255	7,074	7,057	7,228
EBITDA	31,949	36,281	42,702	48,309	42,959
Adjustments:					
Tax recovery (b)	—	(128)	—	(2,858)	—
Cyberattack restoration costs	201	1,460	—	—	—
Share-based compensation	2,769	2,586	2,954	3,364	2,316
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 34,919**	**$ 40,199**	**$ 45,656**	**$ 48,815**	**$ 45,275**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 905,298	$ 878,895	$ 862,386	$ 827,004	$ 806,528
Equity - end of quarter	915,253	905,298	878,895	862,386	827,004
Adjustments:					
Tax recovery, net	—	(2,100)	—	(1,886)	—
Share-based compensation, net	2,068	1,921	2,191	2,496	1,718
Cyberattack restoration costs, net	150	1,092	—	—	—
Discontinued operations net income	—	(1,717)	—	—	—
Average equity	911,385	891,695	871,736	845,000	817,625
Average funded debt (c)	352,897	361,792	398,318	392,853	336,428
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,264,282**	**$ 1,253,487**	**$ 1,270,054**	**$ 1,237,853**	**$ 1,154,053**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Recovery of prior period withholding taxes in Brazil

(c) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 8 November 9, 2023

ScanSource, Inc.
Earnings Infographic
Q1 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)

	Q1 FY24	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23
Consolidated debt (Q/E)	$ 248,108	$ 329,901	$ 311,052	$ 382,796	$ 326,435
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(42,647)	(36,178)	(37,374)	(66,445)	(40,472)
Net debt (Q/E)	**$ 205,461**	**$ 293,723**	**$ 273,678**	**$ 316,351**	**$ 285,963**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 15,432	$ 17,095	$ 21,221	$ 25,734	$ 24,042
Plus:					
Interest expense	5,585	5,564	5,715	5,060	3,448
Income taxes	3,715	6,367	8,692	10,458	8,241
Depreciation and amortization	7,217	7,255	7,074	7,057	7,228
EBITDA	31,949	36,281	42,702	48,309	42,959
Adjustments:					
Tax recovery (a)	—	(128)	—	(2,858)	—
Cyberattack restoration costs	201	1,460	—	—	—
Share-based compensation	2,769	2,586	2,954	3,364	2,316
Adjusted EBITDA (non-GAAP)	$ 34,919	$ 40,199	$ 45,656	$ 48,815	$ 45,275
Adjusted EBITDA, TTM (b)	**$ 169,589**	**$ 179,945**	**$ 178,418**	**$ 176,877**	**$ 170,604**
Net Debt / Adjusted EBITDA, TTM (b)	**1.2x**	**1.6x**	**1.5x**	**1.8x**	**1.7x**

(a) Recovery of prior period withholding taxes in Brazil

(b) Adjusted EBITDA for the trailing 12-month period

scansource.com 9 November 9, 2023

ScanSource, Inc.
Earnings Infographic
Q1 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)

	Q1 FY24	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23
Accounts Receivable (Q/E)	$ 691,669	$ 753,236	$ 684,458	$ 779,562	$ 744,946
Days sales outstanding in receivables	71	72	70	69	71
Inventory (Q/E)	$ 656,170	$ 757,574	$ 752,763	$ 761,936	$ 675,798
Inventory turns	4.4	4.4	4.1	5.0	5.1
Accounts payable (Q/E)	$ 617,594	$ 691,119	$ 656,688	$ 748,662	$ 710,919
Paid for inventory days*	16.8	17.5	22.7	10.9	7.2
Working Capital (Q/E) (AR+INV-AP)	$ 730,245	$ 819,691	$ 780,533	$ 792,836	$ 709,825
Cash conversion cycle	88	90	93	80	78

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 10 November 9, 2023

Operating Income, Net Income & EPS - QTR ($ in thousands) Quarter ended September 30, 2023 Reported GAAP measure Intangible amortization expense Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $75,436 — — $(201) $75,235 Operating income 24,084 4,193 — 201 28,478 Net income 15,432 3,146 — 150 18,728 Diluted EPS $0.61 $0.12 — $0.01 $0.74 ($ in thousands) Quarter ended June 30, 2023 Reported GAAP measure Intangible amortization expense Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $74,358 — $128 $— $74,486 Operating income 27,289 4,185 (128) — 31,346 Net income 17,095 3,126 (2,100) — 18,121 Diluted EPS $0.68 $0.12 $(0.08) $— $0.72 ScanSource, Inc. Earnings Infographic Q1 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 11 November 9, 2023

Operating Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended March 31, 2023 Reported GAAP measure Intangible amortization expense Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $70,669 — — — $70,669 Operating income 34,279 4,170 — — 38,449 Net income 21,221 3,109 — — 24,330 Diluted EPS $0.83 $0.12 — — $0.96 ($ in thousands) Quarter ended December 31, 2022 Reported GAAP measure Intangible amortization expense Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $69,074 — $2,858 — $71,932 Operating income 39,432 4,150 (2,858) — 40,724 Net income 25,734 3,093 (1,886) — 26,941 Diluted EPS $1.01 $0.12 $(0.07) — $1.06 ($ in thousands) Quarter ended September 30, 2022 Reported GAAP measure Intangible amortization expense Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $71,593 — — — $71,593 Operating income 34,888 4,241 — — 39,129 Net income 24,042 3,161 — — 27,203 Diluted EPS $0.94 $0.12 — — $1.07 ScanSource, Inc. Earnings Infographic Q1 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 12 November 9, 2023

FY24 Annual Financial Outlook Reconciliation FY 24 Outlook GAAP operating income At least $126 million Intangible amortization $17 million Depreciation expense $12 million Share-based compensation expense $12 million Interest income and income (expense), net $3 million Adjusted EBITDA (non-GAAP) At least $170 million GAAP operating cash flow At least $210 million Less: Capital expenditures $10 million Free cash flow (non-GAAP) At least $200 million ScanSource, Inc. Earnings Infographic Q1 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 November 9, 2023